Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Current assets :
Restricted cash and investments	$ 836	$ 941
Total assets	836	941
Current liabilities:
Other current liabilities	21	102
Total liabilities	21	102
Equity:
Unclassified stock: 100 shares of $1 par value	0	0
Retained earnings	815	839
Total equity	815	839
Total liabilities and equity	$ 836	$ 941